UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 1, 2022

Date of Report (Date of earliest event reported)

Diversey Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40293 (Commission File Number)	Not applicable (IRS Employer Identification No.)

1300 Altura Road, Suite 125

Fort Mill SC 29708

(Address of principal executive offices) (Zip Code)

(803) 746-2200

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.0001 par value	DSEY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2022, Jonathon Penn informed the board of directors (the “Board”) of Diversey Holdings, Ltd. (the “Company”) of his intention to resign his position on the Board, effective November 1, 2022. The Company expresses gratitude to Mr. Penn for his contributions to the Board and the Company. Mr. Penn’s departure is not related to any disagreement with the Company or the Board regarding any matter related to the Company’s operations, policies or practices.

On November 1, 2022, the Board appointed Emily Ashworth to fill the vacancy on the Board resulting from the resignation of Mr. Penn, due to her broad experience as a Chief Information Officer and Chief Technology Officer, her experience in the private equity industry, as well as her perspective as a representative of our largest shareholder, with such appointment effective on November 1, 2022. Ms. Ashworth is not expected to receive compensation for service as a member of the Board. The Board does not currently plan to appoint Ms. Ashworth to any committees of the Board. Ms. Ashworth was nominated by Bain Capital to serve as a member of the Board pursuant to the Investor Rights Agreement dated March 29, 2021 among the Company, Bain Capital and the other shareholders identified therein.

Ms. Ashworth has a B.Sc. in Industrial Engineering and a B.Sc. in Liberal Studies from the University of Central Florida, and a M.Sc. in Industrial Engineering from the University of Tennessee.

The Company will enter into an indemnification agreement with Ms. Ashworth. The description of the material terms of the Company’s form of director indemnification agreement under the heading “Indemnification of Directors and Officers” in the Company’s Registration Statement on Form S-1 (File No. 333-253676) filed on March 1, 2021 is incorporated herein by reference and the form of such agreement was filed as Exhibit 10.18 to the Company’s Registration Statement on Form S-1/A (File No. 333-253676) filed on March 16, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSEY HOLDINGS, LTD.

Date: November 1, 2022	By:	/s/ Philip Wieland
Philip Wieland
Chief Executive Officer